UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street

Chicago, Illinois 60607

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

The results of voting for each matter submitted to a vote of stockholders at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on May 16, 2024 are set forth below.

Proposal One

At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors of the Company. Relevant voting information for each person follows:

Director Nominee	For	Against	Abstain	Broker Non-votes
William M. Farrow, III	77,400,133	882,606	207,154	9,774,974
Fredric J. Tomczyk	77,592,590	688,873	208,430	9,774,974
Edward J. Fitzpatrick	74,499,724	3,783,440	206,729	9,774,974
Ivan K. Fong	77,892,802	379,685	217,406	9,774,974
Janet P. Froetscher	74,147,489	4,136,381	206,023	9,774,974
Jill R. Goodman	76,255,664	2,027,874	206,355	9,774,974
Erin A. Mansfield	78,057,084	226,382	206,427	9,774,974
Cecilia H. Mao	78,022,267	261,143	206,483	9,774,974
Alexander J. Matturri, Jr.	78,055,320	221,331	213,242	9,774,974
Jennifer J. McPeek	78,060,799	220,502	208,592	9,774,974
Roderick A. Palmore	73,778,609	4,503,577	207,707	9,774,974
James E. Parisi	76,798,005	1,485,001	206,887	9,774,974

Proposal Two

The advisory proposal for approval, in a non-binding resolution, of the compensation paid to the Company's named executive officers was approved by a vote of 65,969,467 shares voting for the proposal, 12,171,768 shares voting against the proposal, 348,658 shares abstaining from the vote on the proposal and 9,774,974 broker non-votes.

Proposal Three

The appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2024 fiscal year was ratified by a vote of 87,766,334 shares voting for the proposal, 286,949 shares voting against the proposal and 211,584 shares abstaining from the vote on the proposal.

Proposal Four

The advisory management proposal to provide stockholders the right to call a special meeting of stockholders at a 25% ownership threshold was approved by a vote of 47,302,957 shares voting for the proposal, 30,921,164 shares voting against the proposal, 265,772 shares abstaining from the vote on the proposal and 9,774,974 broker non-votes.

Proposal Five

The advisory stockholder proposal to provide stockholders the right to call a special meeting of stockholders at a 10% ownership threshold was rejected by a vote of 35,052,238 shares voting for the proposal, 43,140,030 shares voting against the proposal, 297,625 shares abstaining from the vote on the proposal and 9,774,974 broker non-votes.

There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel, and
Corporate Secretary

Dated: May 20, 2024